UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to § 240.14a-12
EMERSON ELECTRIC CO.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on February 7, 2017.

EMERSON ELECTRIC CO.	Meeting Information Meeting Type: Annual For holders as of: November 29, 2016 Date: February 7, 2017 Time: 10:00 A.M., CST Location: Emerson Electric Co. Headquarters
8000 West Florissant Avenue St. Louis, MO 63136

You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS, PROXY STATEMENT AND FORM OF PROXY
2. 2016 LETTER TO SHAREHOLDERS
3. ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED SEPTEMBER 30, 2016
How to View Online:
Have the information that is printed in the box marked by the arrow —>xxxx xxxx xxxx xxxx (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579- I 639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow —>xxxx xxxx xxxx xxxx (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 24, 2017 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: A ticket is required for admission to the meeting. If you plan to attend and are a stockholder of record, you will need to request a paper or email copy of the proxy materials which will include an admission ticket. You may request a paper or email copy of the materials by following the instructions above. Please contact the Company at 314-553-2197 to obtain directions to the meeting. At the meeting, you will need to request a ballot or legal proxy to vote these shares.
Vote By Internet: Go to www.proxyvote.com, or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow —>xxxx xxxx xxxx xxxx (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials (as described above), which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE FOLLOWING NOMINEES:
1.    ELECTION OF DIRECTORS FOR TERMS ENDING IN 2020
Nominees:

1) D. N. Farr
2) W.R. Johnson
3) M.S. Levatich
ELECTION OF DIRECTORS FOR TERMS ENDING IN 2018
4) J.W. Prueher

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:		THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING:

2.	Approval, by non-binding advisory vote, of Emerson Electric Co. executive compensation.	5.	Approval of the stockholder proposal to adopt an independent Board Chair policy as described in the proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EVERY ONE (1) YEAR:		6.	Approval of the stockholder proposal requesting issuance of a political contributions report as described in the proxy statement.

3.	Advisory vote on the frequency of executive compensation advisory votes.	7.	Approval of the stockholder proposal requesting issuance of a lobbying report as described in the proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:		8.	Approval of the stockholder proposal on greenhouse gas emissions as described in the proxy statement.
4.	Ratification of KPMG LLP as Independent Registered Public Accounting Firm.

		To act upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.